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                                  EXHIBIT 10.21


                                 LOAN AGREEMENT


        THIS AGREEMENT is made and dated for reference the 16th day of March,
1998


BETWEEN:

                MODERN RECORDS, INC., a company duly incorporated under the laws of the State of California and having an office at 468 North Camden Drive, Beverly Hills, California, U.S.A., 90210

                (the "COMPANY")

                                                               OF THE FIRST PART

AND:

                RANDALL JACKSON, President of Modern Records, Inc., of 468 North Camden Drive, Beverly Hills, California, U.S.A., 90210

                ("LENDER A")

                                                              OF THE SECOND PART

AND:

                KENDRIK PACKER, businessman, of 805 - 52nd Place, West Des Moines, Iowa, U.S.A., 50265

                ("LENDER B")

                                                               OF THE THIRD PART

        WHEREAS:

        A. The Company requires financing for accounts payable, general overhead expenses and expenses associated with signing up new artists;

        B. Lender A and Lender B (collectively the "LENDERS") have provided funds in the total of $25,000 U.S. (Lender A as to $12,500 U.S. and Lender B as to $12,500 U.S.) to the Company (the "LOAN") for financing for accounts payable, general overhead expenses and expenses associated with signing up new artists;

        C.     The ability of the Company to repay the Loan is not evident;



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        NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of the sum of Ten Dollars paid by each of the parties hereto to the other (the receipt and sufficiency whereof is hereby acknowledged), the parties hereto covenant and agree as follows:

        1. The Lenders hereby agree to advance to the Company the sum of $25,000 U.S. (Lender A as to $12,500 U.S. and Lender B as to $12,500 U.S.) for financing for accounts payable, general overhead expenses and expenses associated with signing up new artists.

        2. The Loan, or as much thereof as is outstanding from time to time, will bear interest from the date of advance at the rate of 10% per annum.

        3. The principal amount of the Loan, together with interest accrued thereon, will be payable two years from the date of advance i.e. March 16, 2000, unless otherwise extended by mutual agreement in writing by the parties hereto.

        4. The Company may repay at any time, without notice, bonus or penalty, all or any part of the Loan, together with interest accrued thereon.

        5. The Company represents and warrants that the Loan is to be used solely for its corporate purposes.

        6. In consideration of the granting of the Loan, the Company agrees to issue share purchase warrants entitling the holders thereof to purchase up to a total of 95,050 shares of the Company (as to 47,525 to Lender A and as to 47,525 to Lender B). Each warrant is exercisable for a period of two years at an exercise price of $0.15 Cdn. during the first year and at a price of $0.17 Cdn. during the second year.

        7. This agreement may be executed in several parts in the same form and such parts as so executed will together constitute one original agreement, and such parts, if more than one, will be read together as if all the signing parties hereto had executed one copy of this agreement.

        8. This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, and successors.



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        IN WITNESS WHEREOF the parties hereto have hereunto caused these presents to be executed as of the day and year first above written.

THE COMMON SEAL of                   )
MODERN RECORDS, INC.                 )
was hereunto affixed in              )
the presence of:                     )
_____________________________        )  c/s
Authorized signatory                 )

SIGNED, SEALED AND DELIVERED         )
by RANDALL JACKSON                   )
in the presence of:                  )          /s/ Randall Jackson
_____________________________        )          --------------------------------
Witness                              )          Randall Jackson

SIGNED, SEALED AND DELIVERED         )
by KENDRIK PACKER                    )
in the presence of:                  )          /s/ Kendrik Packer
_____________________________        )          --------------------------------
Witness                              )          Kendrik Packer